UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number       811-6529
                                                      ---------------------

                             Columbia Funds Trust VI
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
               --------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-617-426-3698
                                                          ---------------

                     Date of fiscal year end: 07/31/05
                                              --------------

                     Date of reporting period: 07/31/05
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

photo:man and woman


                                    COLUMBIA
                                 GROWTH & INCOME
                                      FUND

                                  Annual Report
                                  July 31, 2005

PRESIDENT'S MESSAGE

                                                   Columbia Growth & Income Fund

sidebar

Table of Contents
Fund Profile ...............................1
Performance Information ....................2
Understanding Your Expenses ................3
Economic Update ............................4
Portfolio Managers' Report .................5
Investment Portfolio .......................7
Statement of Assets and Liabilities .......12
Statement of Operations ...................13
Statement of Changes in Net Assets ........14
Notes to Financial Statements .............16
Financial Highlights ......................22
Report of Independent Registered
   Public Accounting Firm .................26
Unaudited Information .....................27
Trustees ..................................28
Officers ..................................30
Columbia Funds ............................31
Important Information
About This Report .........................33


The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

logo:

Not FDIC Insured o May Lose Value o No Bank Guarantee

end sidebar

DEAR SHAREHOLDER:

photo: Christopher L. Wilson

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have been integrating various components of the Nations Funds, Galaxy Funds and Columbia Funds, which will result in a single fund family that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products but also to enhance the breadth and availability of our services. Given our ability to now leverage the size and scale of the Columbia Management business, I am pleased that these efforts will also result in substantial cost savings to the funds.

Our goal is to create a more simplified, clearly delineated product line. Through thoughtful project planning and execution, we will initially reduce the number of retail mutual funds from over 140 to fewer than 90. Earlier this year several fund mergers and liquidations were successfully completed. As we work to complete the remaining product and service provider consolidations in the coming months, we remain committed to building a mutual fund business that meets, and hopefully exceeds, your desire for personal financial solutions. We will continue to strive for the highest standards of performance and service excellence. The asset management business is in a time of transformation and we are committed to being progressive and innovative in our approach to the business. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continuously earned and will remain focused on producing results for you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson

Christopher L. Wilson
Head of Mutual Funds, Columbia Management

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, i ncluding treasury, investment accounting and shareholder and broker services. Chris serves as President of Columbia Funds, President &CEO of Nations Funds and President of Galaxy Funds. Chris joined Bank of America in August 2004.

FUND PROFILE

                                                   Columbia Growth & Income Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed, and the composition of its portfolio will change over time.

Top 5 sectors as of 07/31/05 (%)
   Financials                  31.0
   Energy                      14.5
   Industrials                 11.2
   Consumer discretionary       7.9
   Utilities                    6.6


Top 10 holdings as of 07/31/05 (%)
   Exxon Mobil                  4.5
   Citigroup                    2.4
   Merrill Lynch                2.2
   Wells Fargo                  2.1
   U.S. Bancorp                 2.1
   Wachovia                     2.0
   Altria Group                 1.9
   United Technologies          1.7
   Exelon                       1.7
   Verizon Communications       1.6

Sector breakdowns and portfolio holdings are calculated as a percentage of net assets.

Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

sidebar:

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

o For the 12-month period ended July 31, 2005, the fund's class A shares returned 14.16% without sales charge.

o The fund underperformed the Russell 1000 Value Index as well as the average return of its peer group, the Morningstar Large Value Category.

o Strong returns from utility and consumer discretionary stocks helped the fund achieve a solid double-digit return. However, stock selection in the financials and technology sectors detracted from performance as did an underweight in technology.

                                    OBJECTIVE
                                 Seeks long-term
                                growth and income

                                TOTAL NET ASSETS
                                $1,835.4 million

                              artwork: 2 arrows up

                             Class A shares: 14.16%

                                  Russell 1000
                               Value Index: 19.04%


MANAGEMENT STYLE

artwork: Equity Style: Value
         Size: Large

end sidebar

PERFORMANCE INFORMATION

                                                   Columbia Growth & Income Fund

Growth of a $10,000 investment 08/01/95 - 07/31/05

mountain chart:

               Class A shares    Class A shares
                  without            with          Russell 1000
               sales charge       sales charge     Value Index
               ---------------   --------------    ------------
08/1995          $10000            $ 9425           $10000
                   9942              9370            10141
                  10285              9694            10508
                  10219              9632            10404
                  10592              9983            10931
                  10532              9926            11205
                  10817             10195            11554
                  10991             10359            11642
                  10999             10367            11840
                  11403             10747            11885
                  11688             11016            12034
                  11511             10849            12043
                  10891             10265            11588
                  11233             10587            11920
                  11726             11052            12394
                  12028             11337            12874
                  12911             12169            13807
                  12604             11879            13630
                  13469             12694            14291
                  13494             12718            14501
                  13018             12269            13979
                  13806             13012            14566
                  14627             13786            15381
                  15209             14335            16041
                  16596             15642            17247
                  15972             15054            16633
                  16865             15895            17637
                  16059             15135            17145
                  16666             15708            17903
                  17038             16058            18426
                  17213             16223            18164
                  18464             17403            19387
                  19373             18259            20573
                  19363             18250            20711
                  18866             17781            20405
                  19569             18444            20666
                  19217             18112            20302
                  16110             15183            17281
                  16823             15856            18273
                  18211             17164            19689
                  19335             18223            20607
                  20454             19278            21307
                  20996             19789            21478
                  20119             18962            21175
                  20783             19588            21613
                  21354             20126            23632
                  21057             19847            23372
                  22304             21021            24050
                  21722             20473            23345
                  21476             20241            22479
                  20660             19472            21694
                  21528             20290            22944
                  21763             20511            22765
                  22788             21477            22874
                  21568             20328            22129
                  20734             19542            20485
                  23062             21736            22984
                  23062             21736            22717
                  22908             21590            22956
                  22621             21321            21906
                  22764             21455            22180
                  23608             22251            23414
                  23840             22469            23629
                  25058             23617            24210
                  25201             23752            23312
                  26489             24965            24480
                  26393             24876            24573
                  26137             24634            23890
                  25285             23831            23047
                  25786             24303            24176
                  26258             24748            24720
                  25635             24161            24171
                  26325             24811            24120
                  26135             24633            23153
                  25218             23768            21523
                  25178             23730            21338
                  26165             24660            22578
                  26345             24830            23111
                  25918             24428            22933
                  25594             24123            22969
                  26902             25355            24056
                  25832             24346            23231
                  25816             24332            23347
                  23012             21689            22007
                  21206             19987            19960
                  21382             20152            20112
                  18401             17343            17875
                  20017             18866            19200
                  21530             20292            20409
                  20617             19432            19524
                  19881             18738            19051
                  18756             17678            18543
                  18681             17607            18574
                  20002             18852            20209
                  21638             20394            21514
                  22149             20875            21783
                  22058             20789            22108
                  22417             21128            22452
                  21996             20731            22232
                  22761             21453            23593
                  22987             21665            23914
                  24561             23149            25387
                  24925             23492            25834
                  25608             24135            26387
                  25487             24022            26154
                  24881             23450            25516
                  24896             23464            25777
                  25578             24107            26385
                  25107             23663            26013
                  25396             23936            26382
                  25774             24292            26791
                  26017             24521            27236
                  27107             25548            28614
                  27866             26263            29573
                  27375             25801            29046
                  28265             26640            30008
                  27821             26221            29596
                  27423             25846            29067
                  27868             26265            29767
                  27976             26368            30092
07/2005           28668             27019            30961



The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Growth &Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.


Performance of a $10,000 investment
08/01/95 - 07/31/05  ($)
   sales charge  without       with
   Class A       28,668       27,019
   Class B       26,593       26,593
   Class C       26,559       26,559
   Class Z       29,042         n/a



Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


AVERAGE ANNUAL TOTAL RETURN AS OF 07/31/05 (%)
   Share class                   A                         B                         C                       Z
   Inception                 07/01/92                  07/01/92                  07/01/94                02/07/01
   Sales charge           without   with           without  with              without  with               without
   --------------------------------------------------------------------------------------------------------------
   1-year                 14.16     7.60            13.32    8.32              13.29   12.29              14.47
   5-year                  4.72     3.48             3.92    3.62               3.92    3.92               4.99
   10-year                11.11    10.45            10.27   10.27              10.26   10.26              11.25


AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/05 (%)
   Share class                   A                         B                         C                       Z
   Sales charge           without   with           without  with              without  with               without
   --------------------------------------------------------------------------------------------------------------
   1-year                  9.37     3.08             8.57    3.57               8.51    7.51               9.67
   5-year                  4.34     3.11             3.56    3.26               3.54    3.54               4.61
   10-year                11.19    10.53            10.35   10.35              10.35   10.35              11.33

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES AND MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class Z share (newer class shares) performance information includes returns of the fund's class A shares (older class shares), as their expense structures more closely resemble those for the newer class shares for periods prior to the inception date of the newer class shares. Total returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the older class shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of newer class shares would have been different.

UNDERSTANDING YOUR EXPENSES

                                                   Columbia Growth & Income Fund

Sidebar:

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

o For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

02/01/05 - 07/31/05
               Account value at the         Account value at the            Expenses paid              Fund's annualized
           beginning of the period ($)     end of the period ($)        during the period ($)          expense ratio (%)
              Actual    Hypothetical       Actual    Hypothetical        Actual    Hypothetical
-------------------------------------------------------------------------------------------------------------------------
 Class A     1,000.00     1,000.00        1,047.11     1,018.84           6.09         6.01                  1.20
 Class B     1,000.00     1,000.00        1,043.49     1,015.12           9.88         9.74                  1.95
 Class C     1,000.00     1,000.00        1,043.19     1,015.12           9.88         9.74                  1.95
 Class Z     1,000.00     1,000.00        1,048.70     1,020.08           4.83         4.76                  0.95

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

ECONOMIC UPDATE

                                                   Columbia Growth & Income Fund

sidebar:

Summary
For the 12-month period ended
July 31, 2005

o Despite bouts of volatility, the broad stock market generated a solid double-digit return for the period. Value stocks outperformed growth stocks and small cap stocks outperformed large cap stocks, as measured by the Russell 1000 Value Index and the Russell 2000 Index.

                              artwork: 2 arrows up

                                  Russell 1000
                               Value Index: 19.04%

                           Russell 2000 Index: 24.78%


o Investment-grade bonds chalked up modest gains as measured by the Lehman Brothers Aggregate Bond Index. High-yield bonds led the fixed income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Index.

                              artwork: 2 arrows up

                               Lehman Index: 4.79%

                          Merrill Lynch Index: 10.85%

The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price to book ratios and lower forecasted growth values.

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

end sidebar


The US economy moved ahead at a healthy pace during the 12-month period that began August 1, 2004 and ended July 31, 2005. Gross domestic product (GDP) expanded at an annualized rate of approximately 3.8% as job growth helped buoy consumer spending and rising profits boosted business spending. Record high energy prices failed to put a significant damper on growth, but we believe they are beginning to have an impact on the economy at the margins and may have figured into a dip in consumer confidence readings in July. Yet, overall, consumers remained optimistic. A robust labor market fueled confidence throughout the period. Job growth was relatively strong, and unemployment declined to 5.0%.

Consumer spending continued to grow as retail sales and the housing market remained strong. In July, auto sales took a significant leap forward in response to widely-advertised "employee" discounts. The business sector contributed to the economy's growth. Yet, given a maturing economic cycle, two straight years of double-digit profit growth and a significant build-up of cash on corporate balance sheets, business spending was not as robust as expected.

STOCKS MOVE AHEAD DESPITE BOUTS OF VOLATILITY
The S&P 500 Index--a broad measure of large company stock market performance--returned 14.05% for this reporting period. Although returns were lackluster in the first three months of the period, most segments of the stock market bounced back after the presidential election in November. Stocks retreated again early in 2005 as rising energy prices and higher interest rates appeared to turn investors cautious once again. However, positive economic reports helped boost stock returns in the final three months of the period. Small- and mid-cap stocks outperformed large-cap stocks and value stocks led growth stocks by a significant margin. Energy and utilities stocks were the year's best performers.

BONDS DELIVERED MODEST GAINS
The US bond market delivered positive but modest returns despite rising short-term interest rates, which historically have driven yields on other maturity ranges higher--and bond prices lower. That was not the case over the past 12 months. The yield on the 10-year US Treasury note, a bellwether for the bond market, moved below 4.0% before edging back up to 4.28% at the end of the period--slightly lower than where it started the period.

In this environment, the Lehman Brothers Aggregate Bond Index returned 4.79% for the 12-month period. High-yield bonds led the fixed income markets despite a setback in the spring when GM and Ford bonds were downgraded. The weak patch for high yield was temporary as generally improved credit ratings, stronger balance sheets and higher profits for many companies in the high-yield universe helped get the sector back on track. The Merrill Lynch US High Yield, Cash Pay Index returned 10.85%.

SHORT-TERM INTEREST RATES MOVED HIGHER
After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.25% to 3.25%1 during the period. From the outset, the Fed indicated that it would raise short-term interest rates at a "measured pace" in an attempt to balance economic growth against inflationary pressures, and so far each of its nine increases have been in one-quarter percentage point increments. In recent testimony, Fed chairman Greenspan suggested that any future increases would likely follow the same gradual course.

1 The federal funds rate was raised to 3.5% on August 9, 2005 and to 3.75% on September 20, 2005.

PORTFOLIO MANAGERS' REPORT

                                                   Columbia Growth & Income Fund

sidebar:

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share
as of 07/31/05 ($)
   Class A                     18.69
   Class B                     17.50
   Class C                     17.62
   Class Z                     18.72



Distributions declared per share
as of 08/01/04 - 07/31/05 ($)
   Class A                     0.22
   Class B                     0.10
   Class C                     0.10
   Class Z                     0.26


Holdings discussed in this report
as of 07/31/05 (%)
   TXU                          0.5
   Entergy                      1.3
   Exelon                       1.7
   Federated Department Stores  1.4
   J.C. Penney                  1.4
   American International Group 0.8
   Nokia                        0.5
   Hewlett-Packard              1.2
   Altria Group                 1.9

Your fund is actively managed and the composition of the portfolio will change over time. Information provided is calculated as a percentage of net assets.

end sidebar

For the 12-month period ended July 31, 2005, Columbia Growth & Income Fund class A shares returned 14.16% without sales charge. The Russell 1000 Value Index gained 19.04%, and the average return of the Morningstar(R) Large Value Category was 15.80%.2 Strong returns from utility and consumer discretionary stocks helped the fund achieve a solid double-digit return. However, stock selection in the troubled financials sector detracted from performance as did stock selection and an underweight in the strong-performing technology sector.

STRONG RETURNS FROM UTILITIES AND CONSUMER DISCRETIONARY STOCKS
The utilities sector outperformed all other groups in the portfolio in both absolute and relative terms and was the largest contributor to the portfolio. The sector benefited broadly, both because of rising electricity prices and because of investors' increasing appetite for high dividend-yielding stocks. TXU led the group with triple-digit returns while Entergy, Con Edison and Exelon turned in solid performances as well. During the first half of the reporting period, we sold the fund's position in Con Edison as it reached our price target. In the consumer discretionary sector, Federated Department Stores and J.C. Penney, two leading department store chains, did very well as the management of both companies focused on executing their strategies to improve store operations.

FINANCIALS CONTINUED TO STRUGGLE
The financials sector continued to struggle as the Federal Reserve Board raised short-term interest rates. Some names in the insurance group were also troubled by allegations of fraud and other misconduct brought about by the SEC, with Marsh & McLennan and American International Group (AIG) being two such holdings in the fund's portfolio. The group underperformed in relative terms throughout the year as the absence of several better performing insurance and broker names worked to the fund's disadvantage. In addition, the fund owned St. Paul Travelers, an insurance company, which lagged several names in the group. We eliminated both St. Paul Travelers and Marsh & McLennan in the first six months of the period due to our concerns over operating fundamentals; however, we continued to hold AIG. Several of the fund's bank holdings also lagged the benchmark.

POOR PERFORMANCES BY INFORMATION TECHNOLOGY AND CONSUMER STAPLES
In technology, the portfolio was adversely affected by its underweight in the sector in addition to weak stock selection. The fund owned Nokia, which made a positive contribution to performance, but that was offset by the relative underperformance of Lexmark and Accenture. Lexmark reported weak first quarter results due to the apparent pricing competition from inkjet printers; moreover, the company guided investors to expect lower earnings for the second quarter. During the second half of the year, we sold Lexmark and initiated a position in Hewlett-Packard. Accenture was also eliminated from the portfolio. We felt the stock had reached fair valuation relative to its earnings potential and we were concerned about deteriorating business prospects going forward. An underweight in Altria Group early in the period hurt relative performance, as the stock rallied sharply following the company's announcement of a desire to split off its food businesses in 2006. We gradually

2 (C)2005 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

   Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

                                                   Columbia Growth & Income Fund

moved to an overweight position, as we believed the break-up value of the company was well in excess of the current stock price. UST fell sharply at the beginning of the second quarter as it reported weaker-than-expected first quarter results and lowered its guidance on earnings for the full year 2005. During the last six months, we sold the position in UST as we became concerned over competition from lower-priced generic brands.

ABOUT YOUR FUND
On September 16, 2005, the Fund merged into the Nations Value Fund and the Nations Value Fund was renamed Columbia Large Cap Value Fund.

Lori Ensinger has co-managed Columbia Growth & Income Fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

/s/ Lori Ensinger

Diane Sobin has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

/s/ Diane Sobin

David Hoffman has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

/s/ David Hoffman

Noah Petrucci has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2002.

/s/ Noah Petrucci

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

INVESTMENT PORTFOLIO

July 31, 2005                                      Columbia Growth & Income Fund

Common Stocks - 97.2%
CONSUMER DISCRETIONARY - 7.9%
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                    Auto Components - 0.5%        Johnson Controls, Inc.                                  177,100    10,172,624
                                                                                            Auto Components Total    10,172,624
                                                  -----------------------------------------------------------------------------
      Hotels, Restaurants & Leisure - 1.5%        Carnival Corp.                                          177,000     9,274,800
                                                  Harrah's Entertainment, Inc.                            101,024     7,954,630
                                                  McDonald's Corp.                                        311,519     9,710,047
                                                                              Hotels, Restaurants & Leisure Total    26,939,477
                                                  -----------------------------------------------------------------------------
                              Media - 1.3%        News Corp., Class A                                   1,014,000    16,609,320
                                                  Viacom, Inc., Class A                                   229,594     7,721,246
                                                                                                      Media Total    24,330,566
                                                  -----------------------------------------------------------------------------
                   Multiline Retail - 2.8%        Federated Department Stores, Inc.                       343,988    26,098,370
                                                  J.C. Penney Co., Inc.                                   448,161    25,159,758
                                                                                           Multiline Retail Total    51,258,128
                                                  -----------------------------------------------------------------------------
                   Specialty Retail - 1.8%        Limited Brands, Inc.                                    450,441    10,981,752
                                                  Sherwin-Williams Co.                                    157,221     7,485,292
                                                  Staples, Inc.                                           633,100    14,415,687
                                                                                           Specialty Retail Total    32,882,731
                                                                                                                  -------------
                                                                                     CONSUMER DISCRETIONARY TOTAL   145,583,526

CONSUMER STAPLES - 6.2%
------------------------------------------        -----------------------------------------------------------------------------
                          Beverages - 1.8%        Diageo PLC, ADR                                         205,875    11,461,061
                                                  PepsiCo, Inc.                                           370,419    20,198,948
                                                                                                  Beverages Total    31,660,009
                                                  -----------------------------------------------------------------------------
                      Food Products - 0.5%        Cadbury Schweppes PLC, ADR                              244,900     9,462,936
                                                                                              Food Products Total     9,462,936
                                                  -----------------------------------------------------------------------------
                 Household Products - 2.0%        Clorox Co.                                              329,143    18,382,637
                                                  Kimberly-Clark Corp.                                    286,267    18,252,384
                                                                                         Household Products Total    36,635,021
                                                  -----------------------------------------------------------------------------
                            Tobacco - 1.9%        Altria Group, Inc.                                      524,515    35,121,524
                                                                                                    Tobacco Total    35,121,524
                                                                                                                  -------------
                                                                                           CONSUMER STAPLES TOTAL   112,879,490

ENERGY - 14.5%
------------------------------------------        -----------------------------------------------------------------------------
        Energy Equipment & Services - 2.2%        Halliburton Co.                                         402,416    22,555,417
                                                  Nabors Industries Ltd. (a)                               30,100     1,970,045
                                                  Schlumberger Ltd.                                       179,903    15,065,077
                                                                                Energy Equipment & Services Total    39,590,539
                                                  -----------------------------------------------------------------------------


                                 See Accompanying Notes to Financial Statements.

7


July 31, 2005                                      Columbia Growth & Income Fund

Common Stocks - (continued)
ENERGY - (continued)
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
      Oil, Gas & Consumable Fuels  - 12.3%        BP PLC, ADR                                             279,772    18,431,380
                                                  ChevronTexaco Corp.                                     289,831    16,813,096
                                                  ConocoPhillips                                          455,980    28,539,788
                                                  EOG Resources, Inc.                                     185,800    11,352,380
                                                  Exxon Mobil Corp.                                     1,415,592    83,166,030
                                                  Marathon Oil Corp.                                      251,797    14,694,873
                                                  Murphy Oil Corp.                                        156,200     8,284,848
                                                  Occidental Petroleum Corp.                              310,200    25,523,256
                                                  Williams Companies, Inc.                                924,300    19,632,132
                                                                                Oil, Gas & Consumable Fuels Total   226,437,783
                                                                                                                  -------------
                                                                                                     ENERGY TOTAL   266,028,322

FINANCIALS - 31.0%
------------------------------------------        -----------------------------------------------------------------------------
                    Capital Markets - 6.5%        A.G. Edwards, Inc.                                      108,762     4,818,157
                                                  Bank of New York Co., Inc.                              802,388    24,697,503
                                                  Franklin Resources, Inc.                                134,130    10,840,387
                                                  Goldman Sachs Group, Inc.                               220,207    23,667,848
                                                  Merrill Lynch & Co., Inc.                               700,154    41,155,052
                                                  Morgan Stanley                                          255,468    13,552,577
                                                                                            Capital Markets Total   118,731,524
                                                  -----------------------------------------------------------------------------
                  Commercial Banks - 10.2%        Marshall & Ilsley Corp.                                 469,371    21,553,516
                                                  National City Corp.                                     274,226    10,121,682
                                                  North Fork Bancorporation, Inc.                         754,283    20,659,811
                                                  PNC Financial Services Group, Inc.                      168,505     9,237,444
                                                  SunTrust Banks, Inc.                                    102,100     7,424,712
                                                  U.S. Bancorp                                          1,295,478    38,942,069
                                                  UnionBanCal Corp.                                        67,600     4,822,584
                                                  Wachovia Corp.                                          716,395    36,091,980
                                                  Wells Fargo & Co.                                       637,323    39,093,393
                                                                                           Commercial Banks Total   187,947,191
                                                  -----------------------------------------------------------------------------
     Diversified Financial Services - 3.4%        Citigroup, Inc.                                       1,002,894    43,625,889
                                                  JPMorgan Chase & Co.                                    523,192    18,384,967
                                                                             Diversified Financial Services Total    62,010,856
                                                  -----------------------------------------------------------------------------
                          Insurance - 6.5%        Allstate Corp.                                          188,539    11,549,899
                                                  Ambac Financial Group, Inc.                             193,713    13,916,342
                                                  American International Group, Inc.                      248,980    14,988,596
                                                  Chubb Corp.                                             135,479    12,033,245
                                                  Genworth Financial, Inc., Class A                       610,800    19,154,688
                                                  Hartford Financial Services Group, Inc.                 240,336    19,363,872
                                                  Willis Group Holdings Ltd.                              262,467     8,703,406
                                                  XL Capital Ltd., Class A                                277,226    19,910,371
                                                                                                  Insurance Total   119,620,419
                                                  -----------------------------------------------------------------------------
                        Real Estate - 2.4%        Archstone-Smith Trust, REIT                             334,125    14,200,312
                                                  Host Marriott Corp., REIT                               229,800     4,285,770
                                                  Kimco Realty Corp., REIT                                226,668    14,883,021
                                                  ProLogis, REIT                                          227,100    10,346,676
                                                                                                Real Estate Total    43,715,779
                                                  -----------------------------------------------------------------------------
         Thrifts & Mortgage Finance - 2.0%        Fannie Mae                                              245,700    13,724,802
                                                  Golden West Financial Corp.                             339,000    22,075,680
                                                                                 Thrifts & Mortgage Finance Total    35,800,482
                                                                                                                  -------------
                                                                                                 FINANCIALS TOTAL   567,826,251

See Accompanying Notes to Financial Statements.

8


July 31, 2005                                      Columbia Growth & Income Fund

Common Stocks - (continued)
HEALTH CARE - 6.5%
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
   Health Care Equipment & Supplies - 0.8%        Baxter International, Inc.                              359,900    14,133,273
                                                                           Health Care Equipment & Supplies Total    14,133,273
                                                  -----------------------------------------------------------------------------
   Health Care Providers & Services - 1.7%        Aetna, Inc.                                             260,376    20,153,102
                                                  CIGNA Corp.                                             110,870    11,835,373
                                                                           Health Care Providers & Services Total    31,988,475
                                                  -----------------------------------------------------------------------------
                    Pharmaceuticals - 4.0%        AstraZeneca PLC                                         336,900    15,308,736
                                                  GlaxoSmithKline PLC, ADR                                194,157     9,210,808
                                                  Johnson & Johnson                                       229,005    14,647,160
                                                  Novartis AG, ADR                                        232,833    11,341,295
                                                  Pfizer, Inc.                                            875,858    23,210,237
                                                                                            Pharmaceuticals Total    73,718,236
                                                                                                                  -------------
                                                                                                HEALTH CARE TOTAL   119,839,984
INDUSTRIALS - 11.2%
------------------------------------------        -----------------------------------------------------------------------------
                Aerospace & Defense - 5.2%        General Dynamics Corp.                                  236,166    27,203,962
                                                  Goodrich Corp.                                          422,100    18,673,704
                                                  Honeywell International, Inc.                           457,400    17,966,672
                                                  United Technologies Corp.                               631,022    31,992,815
                                                                                        Aerospace & Defense Total    95,837,153
                                                  -----------------------------------------------------------------------------
                  Building Products - 0.2%        American Standard Companies, Inc.                        76,000     3,365,280
                                                                                          Building Products Total     3,365,280
                                                  -----------------------------------------------------------------------------
     Commercial Services & Supplies - 1.4%        Republic Services, Inc.                                 167,488     6,071,440
                                                  Waste Management, Inc.                                  702,057    19,741,843
                                                                             Commercial Services & Supplies Total    25,813,283
                                                  -----------------------------------------------------------------------------
           Industrial Conglomerates - 0.9%        General Electric Co.                                    479,361    16,537,954
                                                                                   Industrial Conglomerates Total    16,537,954
                                                  -----------------------------------------------------------------------------
                          Machinery - 3.5%        Caterpillar, Inc.                                       346,000    18,652,860
                                                  Deere & Co.                                             200,301    14,728,132
                                                  Eaton Corp.                                             218,734    14,292,080
                                                  Ingersoll-Rand Co., Ltd., Class A                       208,100    16,267,177
                                                                                                  Machinery Total    63,940,249
                                                                                                                  -------------
                                                                                                INDUSTRIALS TOTAL   205,493,919

INFORMATION TECHNOLOGY - 3.3%
------------------------------------------        -----------------------------------------------------------------------------
           Communications Equipment - 0.5%        Nokia Oyj, ADR                                          622,276     9,925,302
                                                                                   Communications Equipment Total     9,925,302
                                                  -----------------------------------------------------------------------------
            Computers & Peripherals - 2.5%        Dell, Inc. (a)                                          152,500     6,171,675
                                                  Hewlett-Packard Co.                                     880,600    21,680,372
                                                  International Business Machines Corp.                   214,397    17,893,574
                                                                                    Computers & Peripherals Total    45,745,621
                                                  -----------------------------------------------------------------------------
            Semiconductors & Semiconductor        Intel Corp.                                             205,809     5,585,656
                          Equipment - 0.3%                         Semiconductors & Semiconductor Equipment Total     5,585,656
                                                                                                                  -------------
                                                                                     INFORMATION TECHNOLOGY TOTAL    61,256,579


                                 See Accompanying Notes to Financial Statements.

9


July 31, 2005                                      Columbia Growth & Income Fund

Common Stocks - (continued)
MATERIALS - 6.3%
                                                                                                          Shares      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                          Chemicals - 4.0%        Air Products & Chemicals, Inc.                          463,502    27,698,879
                                                  Ashland, Inc.                                           129,100     7,933,195
                                                  Dow Chemical Co.                                        378,400    18,144,280
                                                  PPG Industries, Inc.                                    108,699     7,068,696
                                                  Rohm and Haas Co.                                       272,900    12,569,774
                                                                                                  Chemicals Total    73,414,824
                                                  -----------------------------------------------------------------------------
             Containers & Packaging - 0.2%        Bemis Co.                                               126,100     3,404,700
                                                                                     Containers & Packaging Total     3,404,700
                                                  -----------------------------------------------------------------------------
                    Metals & Mining - 0.6%        Nucor Corp.                                             217,700    12,071,465
                                                                                            Metals & Mining Total    12,071,465
                                                  -----------------------------------------------------------------------------
            Paper & Forest Products - 1.5%        MeadWestvaco Corp.                                      451,232    13,184,999
                                                  Weyerhaeuser Co.                                        204,773    14,125,242
                                                                                    Paper & Forest Products Total    27,310,241
                                                                                                                  -------------
                                                                                                  MATERIALS TOTAL   116,201,230

TELECOMMUNICATION SERVICES - 3.7%
------------------------------------------        -----------------------------------------------------------------------------
Diversified Telecommunication Services - 3.7%     BellSouth Corp.                                         557,107    15,376,153
                                                  SBC Communications, Inc.                                897,442    21,942,457
                                                  Verizon Communications, Inc.                            868,579    29,731,459
                                                                     Diversified Telecommunication Services Total    67,050,069
                                                                                                                  -------------
                                                                                 TELECOMMUNICATION SERVICES TOTAL    67,050,069

UTILITIES - 6.6%
------------------------------------------        -----------------------------------------------------------------------------
                 Electric Utilities - 3.6%        Entergy Corp.                                           308,044    24,008,949
                                                  Exelon Corp.                                            581,201    31,105,878
                                                  FPL Group, Inc.                                         252,284    10,878,486
                                                                                         Electric Utilities Total    65,993,313
                                                  -----------------------------------------------------------------------------
              Independent Power Producers         Duke Energy Corp.                                       833,200    24,612,728
                   & Energy Traders - 1.8%        TXU Corp.                                               106,333     9,212,691
                                                               Independent Power Producers & Energy Traders Total    33,825,419
                                                  -----------------------------------------------------------------------------
                    Multi-Utilities - 1.2%        Dominion Resources, Inc.                                129,791     9,586,363
                                                  PG&E Corp.                                              310,199    11,672,789
                                                                                            Multi-Utilities Total    21,259,152
                                                                                                                  -------------
                                                                                                  UTILITIES TOTAL   121,077,884

                                                  TOTAL COMMON STOCKS
                                                  (COST OF $1,538,399,497)                                        1,783,237,254


See Accompanying Notes to Financial Statements.

10


July 31, 2005                                      Columbia Growth & Income Fund

Short-Term Obligation - 2.9%
                                                                                                         Par ($)      Value ($)
------------------------------------------        -----------------------------------------------------------------------------
                                                  Repurchase agreement with State Street Bank &
                                                  Trust Co.,  dated 07/29/05, due 08/01/05 at 3.170%,
                                                  collateralized by a U.S. Treasury Bond maturing
                                                  11/15/16, market value of $54,631,238 (repurchase
                                                  proceeds $53,571,148)                                53,557,000    53,557,000

                                                  TOTAL SHORT-TERM OBLIGATION
                                                  (COST OF $53,557,000)                                              53,557,000

                                                  TOTAL INVESTMENTS - 100.1%
                                                  (COST OF $1,591,956,497) (B)                                    1,836,794,254

                                                  OTHER ASSETS & LIABILITIES, NET - (0.1)%                           (1,440,897)

                                                  NET ASSETS - 100.0%                                             1,835,353,357

NOTES TO INVESTMENT PORTFOLIO:

(a)Non-income producing security.
(b)Cost for federal income tax purposes is $1,591,956,575.

  At July 31, 2005, the Fund held investments in the following sectors:

  SECTOR (UNAUDITED)                                    % OF NET ASSETS
-----------------------------------------------------------------------
  Financials                                                   31.0%
  Energy                                                       14.5
  Industrials                                                  11.2
  Consumer Discretionary                                        7.9
  Utilities                                                     6.6
  Health Care                                                   6.5
  Materials                                                     6.3
  Consumer Staples                                              6.2
  Telecommunication Services                                    3.7
  Information Technology                                        3.3
  Short-Term Obligation                                         2.9
  Other Assets &Liabilities, Net                               (0.1)
                                                              -----
                                                              100.0%
                                                              =====

   ACRONYM                   NAME
   -------                   ----
      ADR         American Depositary Receipt
     REIT        Real Estate Investment Trust

                                 See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities
July 31, 2005                                      Columbia Growth & Income Fund


                                                                                                                            ($)
------------------------------------------        -----------------------------------------------------------------------------
                                    Assets        Investments, at cost                                            1,591,956,497
                                                                                                                 -------------
                                                  Investments, at value                                           1,836,794,254
                                                  Cash                                                                      329
                                                  Receivable for:
                                                    Fund shares sold                                                    780,740
                                                    Interest                                                             14,148
                                                    Dividends                                                         3,255,590
                                                  Deferred Trustees' compensation plan                                   60,100
                                                                                                                  -------------
                                                                                                     Total Assets 1,840,905,161
                                                  -----------------------------------------------------------------------------
                               Liabilities        Payable for:
                                                    Fund shares repurchased                                           2,734,046
                                                    Investment advisory fee                                           1,073,935
                                                    Transfer agent fee                                                  501,168
                                                    Pricing and bookkeeping fees                                         38,469
                                                    Chief compliance officer expenses and fees                            1,088
                                                    Merger costs                                                        322,301
                                                    Custody fee                                                           6,500
                                                    Distribution and service fees                                       731,378
                                                  Deferred Trustees' fees                                                60,100
                                                  Other liabilities                                                      82,819
                                                                                                                  -------------
                                                                                                Total Liabilities     5,551,804

                                                                                                       Net Assets 1,835,353,357
                                                  -----------------------------------------------------------------------------
                 Composition of Net Assets        Paid-in capital                                                 1,634,890,818
                                                  Undistributed net investment income                                10,736,855
                                                  Accumulated net realized loss                                     (55,112,073)
                                                  Net unrealized appreciation on investments                        244,837,757

                                                                                                       Net Assets 1,835,353,357
                                                  -----------------------------------------------------------------------------
                                   Class A        Net assets                                                        587,943,920
                                                  Shares outstanding                                                 31,460,863
                                                  Net asset value per share                                               18.69(a)
                                                  Maximum offering price per share ($18.69/0.9425)                        19.83(b)
                                                  -----------------------------------------------------------------------------
                                   Class B        Net assets                                                        665,732,116
                                                  Shares outstanding                                                 38,045,244
                                                  Net asset value and offering price per share                            17.50(a)
                                                  -----------------------------------------------------------------------------
                                   Class C        Net assets                                                         77,933,721
                                                  Shares outstanding                                                  4,422,413
                                                  Net asset value and offering price per share                            17.62(a)
                                                  -----------------------------------------------------------------------------
                                   Class Z        Net assets                                                        503,743,600
                                                  Shares outstanding                                                 26,915,138
                                                  Net asset value, offering and redemption price per share                18.72


(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of OPERATIONS

For the Year Ended July 31, 2005                   Columbia Growth & Income Fund

                                                                                                                            ($)
------------------------------------------        -----------------------------------------------------------------------------
                         Investment Income        Dividends                                                          46,580,456
                                                  Interest                                                              217,385
                                                                                                                  -------------
                                                  Total Investment Income (net of foreign taxes
                                                   withheld of $287,109)                                             46,797,841

                                                  -----------------------------------------------------------------------------
                                  Expenses        Investment advisory fee                                            12,971,586
                                                  Distribution fee:
                                                    Class B                                                           5,272,961
                                                    Class C                                                             642,047
                                                  Service fee:
                                                    Class A                                                           1,505,379
                                                    Class B                                                           1,757,653
                                                    Class C                                                             214,016
                                                  Transfer agent fee                                                  3,893,664
                                                  Pricing and bookkeeping fees                                          467,633
                                                  Trustees' fees                                                         55,027
                                                  Custody fee                                                            94,262
                                                  Chief compliance officer expenses and fees (See Note 4)                 9,884
                                                  Merger costs                                                          322,301
                                                  Non-recurring costs (See Note 8)                                       34,531
                                                  Other expenses                                                        473,349
                                                                                                                  -------------
                                                   Total Expenses                                                    27,714,293
                                                  Non-recurring costs assumed by Investment Advisor (See Note 8)        (34,531)
                                                                                                                  -------------
                                                   Net Expenses                                                      27,679,762
                                                                                                                  -------------
                                                  Net Investment Income                                              19,118,079

                                                  -----------------------------------------------------------------------------
              Net Realized and Unrealized         Net realized gain on investments                                  249,994,426
                Gain (Loss) on Investments        Net change in unrealized appreciation (depreciation) on
                                                    investments                                                     (22,566,347)
                                                                                                                  -------------
                                                  Net Gain                                                          227,428,079
                                                                                                                  -------------
                                                  Net Increase in Net Assets from Operations                        246,546,158

                                 See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

                                                   Columbia Growth & Income Fund

                                                                                                           Year Ended July 31,
Increase (Decrease) in Net Assets:                                                                       2005 ($)      2004 ($)
------------------------------------------        -----------------------------------------------------------------------------
                                Operations        Net investment income                                19,118,079    16,388,137
                                                  Net realized gain on investments                    249,994,426    48,265,445
                                                  Net change in unrealized appreciation
                                                    (depreciation) on investments                     (22,566,347)  182,278,097
                                                                                                     ------------  ------------
                                                   Net Increase from Operations                       246,546,158   246,931,679
                                                  -----------------------------------------------------------------------------
    Distributions Declared to Shareholders        From net investment income:
                                                    Class A                                            (7,394,731)   (5,897,569)
                                                    Class B                                            (4,128,295)   (1,496,752)
                                                    Class C                                              (487,826)     (222,462)
                                                    Class Z                                            (7,337,065)   (4,825,957)
                                                                                                     ------------  ------------
                                                   Total Distributions Declared to Shareholders       (19,347,917)  (12,442,740)
                                                  -----------------------------------------------------------------------------
                        Share Transactions        Class A:
                                                    Subscriptions                                      63,569,637   110,785,469
                                                    Distributions reinvested                            6,683,304     5,352,979
                                                    Redemptions                                      (175,735,283) (202,240,844)
                                                                                                     ------------  ------------
                                                      Net Decrease                                   (105,482,342)  (86,102,396)
                                                  Class B:
                                                    Subscriptions                                      31,497,902    63,411,224
                                                    Distributions reinvested                            3,773,257     1,357,040
                                                    Redemptions                                      (171,605,022) (183,048,069)
                                                                                                     ------------  ------------
                                                      Net Decrease                                   (136,333,863) (118,279,805)
                                                  Class C:
                                                    Subscriptions                                       4,733,086    12,823,341
                                                    Distributions reinvested                              436,662       202,402
                                                    Redemptions                                       (34,871,246)  (43,080,290)
                                                                                                     ------------  ------------
                                                      Net Decrease                                    (29,701,498)  (30,054,547)
                                                  Class Z:
                                                    Subscriptions                                     102,714,115   136,454,093
                                                    Distributions reinvested                            6,140,661     4,266,571
                                                    Redemptions                                      (137,474,890) (104,262,595)
                                                                                                     ------------  ------------
                                                      Net Increase (Decrease)                         (28,620,114)   36,458,069

                                                    Net Decrease from Share Transactions             (300,137,817) (197,978,679)

                                                   Total Increase (Decrease) in Net Assets            (72,939,576)   36,510,260
                                                  -----------------------------------------------------------------------------
                                Net Assets        Beginning of period                               1,908,292,933 1,871,782,673
                                                  End of period                                     1,835,353,357 1,908,292,933
                                                  Undistributed net investment income,
                                                    at end of period                                   10,736,855    11,362,036

See Accompanying Notes to Financial Statements.

                                                   Columbia Growth & Income Fund

                                                                                                           Year Ended July 31,
                                                                                                           2005          2004
------------------------------------------        -----------------------------------------------------------------------------
                         Changes in Shares        Class A:
                                                    Subscriptions                                       3,577,011     6,980,307
                                                    Issued for distributions reinvested                   372,120       342,763
                                                    Redemptions                                        (9,972,245)  (12,621,689)
                                                                                                     ------------  ------------
                                                      Net Decrease                                     (6,023,114)   (5,298,619)
                                                  Class B:
                                                    Subscriptions                                       1,888,025     4,264,505
                                                    Issued for distributions reinvested                   223,270        92,195
                                                    Redemptions                                       (10,285,727)  (12,190,707)
                                                                                                     ------------  ------------
                                                      Net Decrease                                     (8,174,432)   (7,834,007)
                                                  Class C:
                                                    Subscriptions                                         282,475       861,203
                                                    Issued for distributions reinvested                    25,671        13,657
                                                    Redemptions                                        (2,100,460)   (2,839,364)
                                                                                                     ------------  ------------
                                                      Net Decrease                                     (1,792,314)   (1,964,504)
                                                  Class Z:
                                                    Subscriptions                                       5,791,641     8,517,555
                                                    Issued for distributions reinvested                   341,908       273,149
                                                    Redemptions                                        (7,651,027)   (6,498,126)
                                                                                                     ------------  ------------
                                                      Net Increase (Decrease)                          (1,517,478)    2,292,578


                                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005                                      Columbia Growth & Income Fund

NOTE 1. ORGANIZATION

Columbia Growth & Income Fund (the "Fund"), a series of Columbia Funds Trust VI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks long-term growth and income.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns

July 31, 2005                                      Columbia Growth & Income Fund

the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The Fund estimates components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Effective August 1, 2004, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from REITs. The cumulative effect of this accounting change did not impact the net assets of the Fund, but resulted in reclassifications as follows:

            Decrease in         Decrease in Undistributed
                Cost              Net Investment Income
--------------------------------------------------------------------------------
               $75,704                   $75,704

The effect of the change for the year ended July 31, 2005 is as follows:

      Increase in                         Increase in
       Unrealized     Decrease in Net     Net Realized
      Appreciation    Investment Income       Gain
--------------------------------------------------------------------------------
         $30,213           $30,882            $669

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for REIT dividends and non-deductible merger fees were identified and reclassified among the components of the Fund's net assets as follows:

      Undistributed
     Net Investment      Accumulated
         Income       Net Realized Loss  Paid-In Capital
--------------------------------------------------------------------------------
       $(319,639)         $641,941         $(322,302)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2005 and July 31, 2004 was as follows:

                                    Year Ended July 31,
                                   2005           2004
--------------------------------------------------------------------------------
  Distributions paid from:
--------------------------------------------------------------------------------
    Ordinary income             $ 19,347,917   $ 12,442,740
--------------------------------------------------------------------------------
    Long-term capital gains         --             --

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows:

                        Undistributed
     Undistributed        Long-Term      Net Unrealized
    Ordinary Income     Capital Gains     Appreciation*
--------------------------------------------------------------------------------
       $10,800,586           $--          $244,837,679

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and REIT adjustments.

July 31, 2005                                      Columbia Growth & Income Fund

Unrealized appreciation and depreciation at July 31, 2005, based on cost of investments for federal income tax purposes was:

    Unrealized appreciation                   $267,968,671
    Unrealized depreciation                    (23,130,992)
--------------------------------------------------------------------------------
          Net unrealized appreciation         $244,837,679

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

               Year of                Capital Loss
             Expiration               Carryforward
--------------------------------------------------------------------------------
                2011                   $55,111,994

Capital loss carryforwards of $250,554,250 were utilized during the year ended July 31, 2005 for the Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Effective on or about September 30, 2005, Columbia Management Advisors, Inc. will undergo a name change to Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      Average Daily Net Assets       Annual Fee Rate
--------------------------------------------------------------------------------
         First $500 million               0.77%
--------------------------------------------------------------------------------
          Next $500 million               0.72%
--------------------------------------------------------------------------------
      $1 billion to $6 billion            0.60%
--------------------------------------------------------------------------------
           Over $6 billion                0.58%

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      Average Daily Net Assets       Annual Fee Rate
--------------------------------------------------------------------------------
          First $1 billion                0.80%
--------------------------------------------------------------------------------
           Over $1 billion                0.60%

For the year ended July 31, 2005, the Fund's effective investment advisory fee rate was 0.68%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended July 31, 2005, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.025%.

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Effective on or about September 30, 2005, Columbia Funds Services, Inc. will undergo a name change to Columbia
Management Services, Inc.

For the year ended July 31, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.21%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended July 31, 2005, the Distributor has retained net underwriting discounts of $64,240 on sales of the Fund's Class A shares and received net CDSC fees of $5,059, $1,669,761 and $16,205 on Class A, Class B and Class C share redemptions, respectively.

July 31, 2005                                      Columbia Growth & Income Fund

Effective August 22, 2005, Columbia Funds Distributor, Inc. changed its name to Columbia Management Distributors, Inc.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended July 31, 2005, there were no such credits.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended July 31, 2005, the Fund paid $3,444 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended July 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $1,136,240,504 and $1,479,764,636, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended July 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7. SHARES OF BENEFICIAL INTEREST

As of July 31, 2005, Bank of America and/or its affiliates held 3.0% of the shares outstanding of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS
AND CONTINGENCIES

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order

July 31, 2005                                      Columbia Growth & Income Fund

by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements." The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

July 31, 2005                                      Columbia Growth & Income Fund

In 2004, certain Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the year ended July 31, 2005, Columbia has assumed $34,531 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 9. SUBSEQUENT EVENT

On September 16, 2005, the Fund merged into the Nations Value Fund and the Nations Value Fund was renamed Columbia Large Cap Value Fund.

FINANCIAL HIGHLIGHTS

                                                   Columbia Growth & Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED            PERIOD
                                                        JULY 31,              ENDED                YEAR ENDED JUNE 30,
                                              --------------------------     JULY 31,   ----------------------------------------
CLASS A SHARES                                    2005          2004         2003 (A)       2003          2002         2001
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $ 16.57       $ 14.69       $ 14.75       $ 15.67       $ 18.98       $ 20.60
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                             0.22          0.18          0.02          0.11          0.11          0.12
Net realized and unrealized
  gain (loss) on investments                          2.12          1.84         (0.08)        (0.72)        (1.89)         2.59
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total from Investment Operations                      2.34          2.02         (0.06)        (0.61)        (1.78)         2.71
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.22)        (0.14)        --            (0.06)        (0.10)        --
From net realized gains                              --            --            --            (0.25)        (1.43)        (4.33)
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total Distributions Declared to Shareholders         (0.22)        (0.14)        --            (0.31)        (1.53)        (4.33)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 18.69       $ 16.57       $ 14.69       $ 14.75       $ 15.67       $ 18.98
Total return (c)                                     14.16%        13.83%(d)     (0.41)%(d)(e) (3.75)%(d)   (10.24)%(d)    13.34%(d)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                          1.21%         1.21%         1.36%(g)      1.40%         1.31%         1.32%
Net investment income (f)                             1.25%         1.11%         1.93%(g)      0.83%         0.60%         0.62%
Waiver/reimbursement                                    --          0.01%         0.05%(g)      0.04%         0.05%         0.03%
Portfolio turnover rate                                 60%           52%            6%(e)        63%           47%          104%
Net assets, end of period (000's)                 $587,944      $621,243      $628,680      $635,415      $761,122      $503,647
------------------------------------------------------------------------------------------------------------------------------------


(a)The Fund changed its fiscal year end from June 30 to July 31.

(b)Per share data was calculated using average shares outstanding during the period.

(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)Not annualized.

(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)Annualized.

                                                   Columbia Growth & Income Fund

Selected data for a share outstanding throughout each period is as follows:


                                                       YEAR ENDED            PERIOD
                                                        JULY 31,              ENDED                YEAR ENDED JUNE 30,
                                              --------------------------     JULY 31,   ----------------------------------------
CLASS B SHARES                                    2005          2004         2003 (A)       2003          2002         2001
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $ 15.53       $ 13.78       $ 13.84       $ 14.77       $ 18.01       $ 19.88
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                      0.08          0.05          0.01          0.01         (0.03)        (0.03)
Net realized and unrealized
  gain (loss) on investments                          1.99          1.73         (0.07)        (0.69)        (1.77)         2.49
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total from Investment Operations                      2.07          1.78         (0.06)        (0.68)        (1.80)         2.46
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.10)        (0.03)        --            --            (0.01)        --
From net realized gains                              --            --            --            (0.25)        (1.43)        (4.33)
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total Distributions Declared to Shareholders         (0.10)        (0.03)        --            (0.25)        (1.44)        (4.33)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 17.50       $ 15.53       $ 13.78       $ 13.84       $ 14.77       $ 18.01
Total return (c)                                     13.32%        12.92%(d)     (0.43)%(d)(e) (4.50)%(d)   (10.89)%(d)    12.46%(d)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                          1.96%         1.96%         2.11%(g)      2.15%         2.06%         2.07%
Net investment income (loss) (f)                      0.50%         0.36%         1.18%(g)      0.07%        (0.15)%       (0.13)%
Waiver/reimbursement                                    --          0.01%         0.05%(g)      0.04%         0.05%         0.03%
Portfolio turnover rate                                 60%           52%            6%(e)        63%           47%          104%
Net assets, end of period (000's)                 $665,732      $718,022      $745,122      $752,605      $895,904      $883,754
------------------------------------------------------------------------------------------------------------------------------------



(a)The Fund changed its fiscal year end from June 30 to July 31.

(b)Per share data was calculated using average shares outstanding during the period.

(c)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)Not annualized.

(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)Annualized.

                                                   Columbia Growth & Income Fund

Selected data for a share outstanding throughout each period is as follows:


                                                       YEAR ENDED            PERIOD
                                                        JULY 31,              ENDED                YEAR ENDED JUNE 30,
                                              --------------------------     JULY 31,   ----------------------------------------
CLASS C SHARES                                    2005          2004         2003 (A)       2003          2002         2001
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $ 15.64       $ 13.88       $ 13.94       $ 14.87       $ 18.12       $ 19.99
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (b)                      0.08          0.05          0.01          0.01         (0.03)        (0.02)
Net realized and unrealized
  gain (loss) on investments                          2.00          1.74         (0.07)        (0.69)        (1.78)         2.48
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total from Investment Operations                      2.08          1.79         (0.06)        (0.68)        (1.81)         2.46
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.10)        (0.03)        --            --            (0.01)        --
From net realized gains                              --            --            --            (0.25)        (1.43)        (4.33)
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total Distributions Declared to Shareholders         (0.10)        (0.03)        --            (0.25)        (1.44)        (4.33)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 17.62       $ 15.64       $ 13.88       $ 13.94       $ 14.87       $ 18.12
Total return (c)                                     13.29%        12.90%(d)     (0.43)%(d)(e) (4.47)%(d)   (10.88)%(d)    12.38%(d)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f)                                          1.96%         1.96%         2.11%(g)      2.15%         2.06%         2.06%
Net investment income (loss) (f)                      0.50%         0.36%         1.19%(g)      0.08%        (0.15)%       (0.13)%
Waiver/reimbursement                                    --          0.01%         0.05%(g)      0.04%         0.05%         0.03%
Portfolio turnover rate                                 60%           52%            6%(e)        63%           47%          104%
Net assets, end of period (000's)                  $77,934       $97,226      $113,542      $115,314      $129,661       $77,565
------------------------------------------------------------------------------------------------------------------------------------


(a)The Fund changed its fiscal year end from June 30 to July 31.

(b)Per share data was calculated using average shares outstanding during the period.

(c)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)Not annualized.

(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)Annualized.

                                                   Columbia Growth & Income Fund

Selected data for a share outstanding throughout each period is as follows:


                                                       YEAR ENDED            PERIOD                                        PERIOD
                                                        JULY 31,              ENDED        YEAR ENDED JUNE 30,              ENDED
                                              --------------------------     JULY 31,   -------------------------         JUNE 30,
CLASS Z SHARES                                    2005          2004         2003 (A)       2003          2002             2001(c)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $ 16.59       $ 14.71       $ 14.76       $ 15.68       $ 19.00       $ 19.64
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (d)                             0.27          0.22          0.03          0.16          0.16          0.06
Net realized and unrealized
  gain (loss) on investments                          2.12          1.84         (0.08)        (0.74)        (1.88)        (0.70)
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total from Investment Operations                      2.39          2.06         (0.05)        (0.58)        (1.72)        (0.64)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.26)        (0.18)        --            (0.09)        (0.17)        --
From net realized gains                              --            --            --            (0.25)        (1.43)        --
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total Distributions Declared to Shareholders         (0.26)        (0.18)        --            (0.34)        (1.60)        --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $ 18.72       $ 16.59       $ 14.71       $ 14.76       $ 15.68       $ 19.00
Total return (e)                                     14.47%        14.08%(f)    (0.34)%(f)(g) (3.52)%(f)   (9.94)%(f)  (3.26)%(f)(g)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                          0.96%         0.96%         1.11%(i)      1.15%         1.06%         1.08%(i)
Net investment income (h)                             1.50%         1.38%         2.18%(i)      1.13%         0.85%         0.86%(i)
Waiver/reimbursement                                    --          0.01%         0.05%(i)      0.04%         0.05%         0.03%(i)
Portfolio turnover rate                                 60%           52%            6%(g)        63%           47%          104%
Net assets, end of period (000's)                 $503,744      $471,803      $384,438      $383,150      $200,908      $264,425
------------------------------------------------------------------------------------------------------------------------------------



(a)The Fund changed its fiscal year end from June 30 to July 31.

(b)On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares.

(c)Class Z shares were initially offered on February 7, 2001. Per share data and total return reflect activity from that date.

(d)Per share data was calculated using average shares outstanding during the period.

(e)Total return at net asset value assuming all distributions reinvested.

(f)Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)Not annualized.

(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)Annualized.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
                                                   Columbia Growth & Income Fund

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST VI
AND THE SHAREHOLDERS OF COLUMBIA GROWTH
& Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Growth & Income Fund (the "Fund") (a series of Columbia Funds Trust VI) at July 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 23, 2005

UNAUDITED INFORMATION

                                                   Columbia Growth & Income Fund

FEDERAL INCOME TAX INFORMATION

100% of the ordinary income distributed by the Fund for the year ended July 31, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2004 to July 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

TRUSTEES

                                                   Columbia Growth & Income Fund

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,      Principal occupation(s) during past five years, Number of portfolios
Year first elected or appointed to office(1)     in Columbia Funds Complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (Age 49)                       Executive Vice President-Strategy of United Airlines (airline) since December,
P.O. Box 66100                                   2002 (formerly President of UAL Loyalty Services (airline) from September, 2001 to
Chicago, IL 60666                                December, 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                             Airlines from July, 1999 to September, 2001; Senior Vice President-Finance from
                                                 March, 1993 to July, 1999). Oversees 101, Nash Finch Company (food distributor)
                                                 -----------------------------------------------------------------------------------
JANET LANGFORD KELLY (Age 47)                    Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm); Adjunct Professor
9534 W. Gull Lake Drive                          of Law, Northwestern University, since September, 2004 (formerly Chief
Richland, MI 49083-8530                          Administrative Officer and Senior Vice President, Kmart Holding Corporation
Trustee (since 1996)                             (consumer goods), from September, 2003 to March, 2004; Executive Vice
                                                 President-Corporate Development and Administration, General Counsel and Secretary,
                                                 Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior
                                                 Vice President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999).
                                                 Oversees 101, None
                                                 -----------------------------------------------------------------------------------
RICHARD W. LOWRY (Age 69)                        Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer,
10701 Charleston Drive                           U.S. Plywood Corporation (building products manufacturer)). Oversees 103(3), None
Vero Beach, FL 32963
Trustee (since 1995)
                                                 -----------------------------------------------------------------------------------
CHARLES R. NELSON (Age 62)                       Professor of Economics, University of Washington, since January, 1976; Ford and
Department of Economics                          Louisa Van Voorhis Professor of Political Economy, University of Washington, since
University of Washington                         September, 1993 (formerly Director, Institute for Economic Research, University of
Seattle, WA 98195                                Washington from September, 2001 to June, 2003) Adjunct Professor of Statistics,
Trustee (since 1981)                             University of Washington, since September, 1980; Associate Editor, Journal of
                                                 Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 101, None
                                                 -----------------------------------------------------------------------------------
JOHN J. NEUHAUSER (Age 63)                       Academic Vice President and Dean of Faculties since August, 1999, Boston College
84 College Road                                  (formerly Dean Boston College School of Management from September, 1977 to
Chestnut Hill, MA 02467-3838                     August, 1999). Oversees 103(3), Saucony, Inc. (athletic footwear)
Trustee (since 1985)
                                                 -----------------------------------------------------------------------------------

                                                   Columbia Growth & Income Fund

Name, address and age, Position with funds,      Principal occupation(s) during past five years, Number of portfolios in Columbia
Year first elected or appointed to office(1)     Funds Complex overseen by trustee/director, Other directorships held

DISINTERESTED TRUSTEES

PATRICK J. SIMPSON (Age 61)                      Partner, Perkins Coie L.L.P. (law firm). Oversees 101, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                                 -----------------------------------------------------------------------------------
THOMAS E. STITZEL (Age 69)                       Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                           College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                                  Oversees 101, None
Trustee (since 1998)
                                                 -----------------------------------------------------------------------------------
THOMAS C. THEOBALD (Age 68)                      Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
8 Sound Shore Drive,                             since September, 2004 (formerly Managing Director, William Blair Capital Partners
Suite 285                                        (private equity investing) from September, 1994 to September, 2004). Oversees 101,
Greenwich, CT 06830                              Anixter International (network support equipment distributor); Ventas, Inc. (real
Trustee and Chairman of the Board(4)             estate investment trust); Jones Lang LaSalle (real estate management services) and
(since 1996)                                     Ambac Financial Group (financial guaranty insurance)
                                                 -----------------------------------------------------------------------------------
ANNE-LEE VERVILLE (Age 59)                       Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                           Corporation (computer and technology) from 1994 to 1997). Oversees 101,
Hopkinton, NH 03229                              Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                             distributor of giftware and collectibles)
                                                 -----------------------------------------------------------------------------------
RICHARD L. WOOLWORTH (Age 64)                    Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                     Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                               BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                             Company). Oversees 101, Northwest Natural Gas Co. (natural gas service provider)
                                                 -----------------------------------------------------------------------------------

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (Age 65)                     Partner, Park Avenue Equity Partners (private equity) since February, 1999
399 Park Avenue                                  (formerly Partner, Development Capital LLC from November 1996 to February, 1999).
Suite 3204                                       Oversees 103(3), Lee Enterprises (print media), WR Hambrecht + Co. (financial
New York, NY 10022                               service provider); Reader's Digest (publishing); OPENFIELD Solutions (retail
Trustee (since 1994)                             industry technology provider)
                                                 -----------------------------------------------------------------------------------


(1)In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

(2)Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3)Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

(4)Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

OFFICERS

                                                   Columbia Growth & Income Fund

Name, address and age, Position with
Columbia Funds, Year first elected or
appointed to office                              Principal occupation(s) during past five years

CHRISTOPHER L. WILSON (Age 48)                   Head of Mutual Funds since August, 2004 and Senior Vice President of the Advisor
One Financial Center                             since January, 2005; President of the Columbia Funds, Liberty Funds and Stein
Boston, MA 02111                                 Roe Funds since October, 2004; President and Chief Executive Officer of the
President (since 2004)                           Nations Funds since January, 2005; President of the Galaxy Funds since April 2005;
                                                 Director of Bank of America Global Liquidity Funds, plc since May 2005; Director of Banc of America Capital Management (Ireland), Limited since May 2005; Senior
                                                 Vice President of BACAP Distributors LLC since January, 2005; Director of FIM
                                                 Funding, Inc. since January, 2005; Senior Vice President of Columbia Funds
                                                 Distributor, Inc. since January, 2005; Director of Columbia Funds Services, Inc.
                                                 since January, 2005 (formerly President and Chief Executive Officer, CDC IXIS
                                                 Asset Management Services, Inc. from September, 1998 to August, 2004).
                                                 -----------------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Age 41)                    Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds,
One Financial Center                             Stein Roe Funds and All-Star Funds since December, 2000; Vice President of the
Boston, MA 02111                                 Advisor since April, 2003 (formerly President of the Columbia Funds, Liberty Funds
Treasurer (since 2000)                           and Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer
                                                 and Controller of the Liberty Funds and All-Star Funds from February, 1998 to
                                                 October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly
                                                 Treasurer from December, 2002 to December, 2004 and President from February,
                                                 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC;
                                                 Vice President of Colonial Management Associates, Inc. from February, 1998 to
                                                 October, 2000).
                                                 -----------------------------------------------------------------------------------
MARY JOAN HOENE (Age 54)                         Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty
40 West 57th Street                              Funds, Stein Roe Funds and All-Star Funds since August, 2004 (formerly Partner,
New York, NY 10005                               Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel, Carter,
Senior Vice President and Chief Compliance       Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice President and
Officer (since 2004)                             Counsel, Equitable Life Assurance Society of the United States from April, 1998 to
                                                 November, 1999).
                                                 -----------------------------------------------------------------------------------
MICHAEL G. CLARKE (Age 35)                       Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                             All-Star Funds since October, 2004 (formerly Controller of the Columbia Funds,
Boston, MA 02111                                 Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to October, 2004;
Chief Accounting Officer (since 2004)            Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy
                                                 & Development of the Liberty Funds and Stein Roe Funds from February, 2001 to
                                                 June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-
                                                 Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche
                                                 LLP from May, 1997 to August, 1999).
                                                 -----------------------------------------------------------------------------------
JEFFREY R. COLEMAN (Age 35)                      Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
One Financial Center                             Funds since October, 2004 (formerly Vice President of CDC IXIS Asset Management
Boston, MA 02111                                 Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds
Controller (since 2004)                          from February, 2003 to September, 2004; Assistant Vice President of CDC IXIS Asset
                                                 Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from
                                                 August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to
                                                 August, 2000).
                                                 -----------------------------------------------------------------------------------
R. SCOTT HENDERSON (Age 46)                      Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since December,
One Financial Center                             2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to September,
Boston, MA 02111                                 2004; Executive Director and General Counsel, Massachusetts Pension Reserves
Secretary (since 2004)                           Investment Management Board from September, 1997 to March, 2001).
                                                 -----------------------------------------------------------------------------------

COLUMBIA FUNDS

                                                   Columbia Growth & Income Fund

                                            ------------------------------------
                          Large Growth      Columbia Growth Stock
                                            Columbia Large Cap Growth
                                            Columbia Tax-Managed Growth
                                            Columbia Tax-Managed Growth II*
                                            Columbia Young Investor
                                            ------------------------------------
                           Large Value      Columbia Disciplined Value
                                            Columbia Growth & Income*
                                            Columbia Large Cap Core
                                            Columbia Tax-Managed Value*
                                            ------------------------------------
                         Midcap Growth      Columbia Acorn Select
                                            Columbia Mid Cap Growth
                                            ------------------------------------
                          Midcap Value      Columbia Dividend Income
                                            Columbia Mid Cap Value*
                                            Columbia Strategic Investor
                                            ------------------------------------
                          Small Growth      Columbia Acorn
                                            Columbia Acorn USA
                                            Columbia Small Company Equity
                                            ------------------------------------
                           Small Value      Columbia Small Cap Value
                                            ------------------------------------
                              Balanced      Columbia Asset Allocation
                                            Columbia Balanced
                                            Columbia Liberty Fund
                                            Columbia Thermostat
                                            ------------------------------------
                             Specialty      Columbia Real Estate Equity
                                            Columbia Technology
                                            Columbia Utilities
                                            ------------------------------------
                  Taxable Fixed-Income      Columbia Federal Securities
                                            Columbia Fixed Income Securities*
                                            Columbia High Yield
                                            Columbia High Yield Opportunity
                                            Columbia Income*
                                            Columbia Intermediate Bond
                                            Columbia Intermediate
                                              Government Income*
                                            Columbia Quality Plus Bond
                                            Columbia Short Term Bond*
                                            Columbia Strategic Income
                                            ------------------------------------
                            Tax Exempt      Columbia High Yield Municipal
                                            Columbia Intermediate Tax-Exempt
                                              Bond
                                            Columbia Managed Municipals*
                                            Columbia Tax-Exempt
                                            Columbia Tax-Exempt Insured
31

                                                   Columbia Growth & Income Fund

                                            ------------------------------------
               Single State Tax Exempt      Columbia California Tax-Exempt
                                            Columbia Connecticut Intermediate
                                              Municipal Bond
                                            Columbia Connecticut Tax-Exempt
                                            Columbia Florida Intermediate
                                              Municipal Bond*
                                            Columbia Massachusetts Intermediate
                                              Municipal Bond
                                            Columbia Massachusetts Tax-Exempt
                                            Columbia New Jersey Intermediate
                                              Municipal Bond
                                            Columbia New York Intermediate
                                              Municipal Bond
                                            Columbia New York Tax-Exempt
                                            Columbia Oregon Municipal Bond
                                            Columbia Pennsylvania Intermediate
                                              Municipal Bond*
                                            Columbia Rhode Island Intermediate
                                              Municipal Bond
                                            ------------------------------------
                          Money Market      Columbia Money Market*
                                            Columbia Municipal Money Market*
                                            ------------------------------------
                  International/Global      Columbia Acorn International
                                            Columbia Acorn International Select
                                            Columbia Global Equity
                                            Columbia International Stock
                                            Columbia Newport Greater China
                                            Columbia Newport Tiger*
                                            ------------------------------------
                                 Index      Columbia Large Company Index*
                                            Columbia Small Company Index*
                                            Columbia U.S. Treasury Index

                                          * The fund's trustees have approved
                                            the merger of this fund, which is
                                            scheduled to occur before the end
                                            of 2005.


                                            Please consider the investment
                                            objectives, risks, charges and
                                            expenses of a mutual fund carefully
                                            before investing. Contact us at
                                            800-345-6611 for a prospectus which
                                            contains this and other important
                                            information about the fund. Read it
                                            carefully before you invest.


                                            For complete product information on
                                            any Columbia fund, visit our website
                                            at www.columbiafunds.com.

                                            Columbia Management is the primary
                                            investment management division of
                                            Bank of America Corporation.
                                            Columbia Management entities furnish
                                            investment management services and
                                            advise institutional and mutual fund
                                            portfolios. Columbia Management
                                            Advisors, Inc. (CMA) is a SEC
                                            registered investment advisor and
                                            wholly owned subsidiary of Bank of
                                            America, N.A. CMA is part of
                                            Columbia Management. Columbia
                                            Management Advisors, Inc. will
                                            combine with Banc of America Capital
                                            Management, LLC on or about
                                            September 30, 2005. At that time,
                                            the newly combined advisor will
                                            undergo a name change to Columbia
                                            Management Advisors, LLC and will
                                            continue to operate as a
                                            SEC-registered investment advisor,
                                            wholly owned subsidiary of Bank of
                                            America, N.A. and part of Columbia
                                            Management.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                   Columbia Growth & Income Fund

TRANSFER AGENT
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

DISTRIBUTOR
Columbia Management
Distributors, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110



The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Growth & Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. (CMA) is a SEC registered investment advisor and wholly owned subsidiary of Bank of America, N.A. CMA is part of Columbia Management. Columbia Management Advisors, Inc. will combine with Banc of America Capital Management, LLC on or about September 30,2005. At that time, the newly combined advisor will undergo a name change to Columbia Management Advisors, LLC and will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

photo: eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Growth & Income Fund  Annual Report, July 31, 2005

                                    PRSRT STD
                                  U.S. Postage
                                      PAID
                                  Holliston, MA
                                  Permit NO. 20

Logo:

Columbia Management(R)

(c) 2005 Columbia Management Distributor, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com


                                               SHC-42/89449-0805 (09/05) 05/7533

ITEM 2. CODE OF ETHICS.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed for the single series of the registrant whose report to stockholders is included in this annual filing.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2005 and July 31, 2004 are approximately as follows:

                                   2005                           2004
                                  $32,500                        $30,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2005 and July 31, 2004 are approximately as follows:

                                   2005                           2004
                                  $5,400                         $4,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. In fiscal year 2005 Audit-Related Fees also include certain agreed-upon procedures related to the review of the registrant's anti-money laundering program.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2005 and July 31, 2004 are approximately as follows:

                                   2005                           2004
                                  $2,500                         $2,400

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2005 and July 31, 2004 are approximately as follows:

                                   2005                           2004
                                    $0                             $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimus" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     o A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     o The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     o The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     o If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     o    A general description of the services, and

     o    Actual billed and projected fees, and

     o The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended July 31, 2005 and July 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended July 31, 2005 and July 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended July 31, 2005 and July 31, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended July 31, 2005 and July 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,500 and $95,000, respectively. For both fiscal years, All Other Fees consist primarily of internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended July 31, 2005 and July 31, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust VI
            ------------------------------------------------------------------


By (Signature and Title)            /s/ Christopher L. Wilson
                        ------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                September 26, 2005
    --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /s/ Christopher L. Wilson
                        ------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                September 26, 2005
    --------------------------------------------------------------------------


By (Signature and Title)            /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                September 26, 2005
    --------------------------------------------------------------------------